Exhibit 10.4

NSO-«nso»	«share» Shares

MODUSLINK GLOBAL SOLUTIONS, INC.

2010 Incentive Award Plan

Non-Statutory Stock Option Certificate

ModusLink Global Solutions, Inc., a Delaware corporation, hereby grants to the Participant named below a Non-Statutory Stock Option to purchase the Number of Shares of Common Stock set forth below (the “Option”) pursuant to and subject to the terms and conditions of the Company’s 2010 Incentive Award Plan (the “Plan”). The Option shall be subject to the following terms and conditions, including those set forth in the attached Non-Statutory Stock Option Terms and Conditions which are incorporated herein by reference and shall be read together with this Non-Statutory Stock Option Certificate as one agreement:

Name of Participant:	«name»	Exercise Price per Share:	«exe_price»

Address:	«address1»	Date of Grant:	«grant_date»
«address2»

		Vesting Start Date:	«vest_st_date»

Number of Shares:	«share»	Expiration Date:	«exp_date»

Vesting Schedule: The Option shall become exercisable as follows: (i) 1/4th of the Number of Shares on the date of the first anniversary of the Vesting Start Date (the “One Year Anniversary Date”), plus (ii) an additional 1/48th of the Number of Shares on the date of each successive monthly anniversary of the One Year Anniversary Date (or, where applicable, the last day of the month). The Option shall become exercisable in full on the fourth anniversary of the Vesting Start Date.

The Option shall not be treated as an Incentive Stock Option under Section 422 of the Code. By acceptance of the Option, the Participant agrees to all of the terms and conditions hereof, including, without limitation, those set forth in the Plan, the attached Non-Statutory Stock Option Terms and Conditions, and the exhibits and attachments hereto (receipt of which the Participant hereby acknowledges). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Plan.

ModusLink Global Solutions, Inc.

By:	______________________________________
Name:
Title:

ACCEPTED AND AGREED TO:

_______________________________________
Signature of Participant

Attachment
Non-Statutory Stock Option Terms and Conditions

Exhibit
Exhibit A – Non-Competition Agreement

ModusLink Global Solutions, Inc.

2010 Incentive Award Plan

Non-Statutory Stock Option Terms and Conditions

1. Grant of Option; Option Agreement; Plan.

The Non-Statutory Stock Option evidenced by this Option Agreement (as defined below) (the “Option”) is granted pursuant to the terms of the ModusLink Global Solutions, Inc. 2010 Incentive Award Plan (the “Plan”). The terms and conditions contained herein are incorporated by reference into the attached Non-Statutory Stock Option Certificate (the “Certificate”), and are intended to be read together with the Certificate as one agreement (the “Option Agreement”). The Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with the Option and is also available from the Company. The grant of the Option is subject to and conditioned upon the Participant’s execution and delivery to the Company of a Non-Competition Agreement in the form attached to the Certificate as Exhibit A. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan. Except where the context otherwise requires, the term “Participant” as used herein shall be deemed to include any person who acquires the right to exercise the Option validly under the terms of the Option Agreement.

2. Number of Shares; Exercise; Exercise Price.

The Participant may exercise the Option for no more than the aggregate Number of Shares set forth in the Certificate. The right to exercise the Option shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible under the Option Agreement, it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier to occur of the Expiration Date set forth in the Certificate or the termination of the Option under Section 6 hereof. The Participant may purchase less than the Number of Shares covered by the Option Agreement, provided that no exercise of the Option may be for any fractional share. The Option may not be exercised as to any shares after the Expiration Date set forth in the Certificate. The exercise price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Exercise Price per Share set forth in the Certificate.

3. Vesting Schedule.

If the Participant has at all times since the Date of Grant of the Option (as set forth in the Certificate) served the Company in the capacity of an employee, officer, director, consultant or advisor (such service being referred to herein as maintaining or being involved in a “Business Relationship” with the Company) through a particular date indicated in the Vesting Schedule set forth in the Certificate, the Participant may exercise the Option on or after such date for the number of shares of Common Stock indicated in such Vesting Schedule (if any), less the aggregate number of shares of Common Stock issued to the Participant upon exercise of the Option prior thereto. For purposes of this Agreement, the Participant’s Business Relationship with the Company shall include any Business Relationship between the Participant and a subsidiary of the Company.

4. Method of Exercise.

As a condition to exercising the Option, the Participant shall execute and deliver to the Company and cause the Company to receive a written notice of exercise (the “Exercise Notice”) specifying the number of shares with respect to which the Option is being exercised, accompanied by payment of the aggregate exercise price for such shares (and applicable withholding taxes pursuant to Section 7 hereof), in cash, by check or in such other form as permitted by the Plan. The Exercise Notice shall be in the form attached hereto as Schedule I or in such other form as is acceptable to the Company. As soon as practicable following receipt by the Company of the Exercise Notice and payment of the aggregate exercise price (and applicable withholding taxes), the Company will deliver to the Participant (or its designee) a certificate representing the number of shares with respect to which the Option is being exercised.

5. Option Not Transferable.

The Option (i) may not be sold, assigned, transferred, pledged or otherwise encumbered in any manner whatsoever by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and (ii) shall be exercisable, during the Participant’s lifetime, only by the Participant.

6. Exercise of Option.

(a) Continuous Business Relationship with the Company Required. Except as otherwise provided in this Section 6, the Option may not be exercised unless the Participant, at the time he or she exercises the Option, is, and has been at all times since the Date of Grant, in a Business Relationship with the Company.

(b) Termination of Business Relationship with the Company. If the Participant ceases to be involved in a Business Relationship with the Company for any reason, then, except as provided in paragraphs (c) and (d) below, the right to exercise the Option shall terminate one month after the date of such cessation (but in no event after the Expiration Date), provided that the Option shall be exercisable only to the extent that the Participant was entitled to exercise the Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Expiration Date, violates the non-competition, non-solicitation or confidentiality provisions of any employment contract, non-competition agreement, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise the Option shall terminate immediately.

(c) Exercise Period Upon Death or Disability. If the Participant ceases to be involved in a Business Relationship with the Company due to the death or “disability” (within the meaning of Section 22(e)(3) of the Code) of the Participant prior to the Expiration Date, the Participant’s right to exercise the Option shall terminate six months after the date of such cessation, provided that the Option shall be exercisable only to the extent that the Option was exercisable by the Participant on the date of such cessation, and provided further that the Option shall not be exercisable after the Expiration Date.

(d) Discharge for Cause. If the Company terminates the Participant’s Business Relationship with the Company for Cause (as defined below), the Participant’s right to exercise the Option shall terminate immediately upon the effective date of such termination. “Cause” shall mean a good faith finding by the Company of the Participant’s (i) commission of gross negligence or willful misconduct in connection with the performance of the duties or responsibilities of his or her Business Relationship with the Company, (ii) failure to perform the duties or responsibilities required pursuant to his or her Business Relationship with the Company, (iii) misappropriation of the assets or business opportunities of the Company or any of its affiliates, (iv) commission of embezzlement or other financial fraud, (v) knowing allowance of any third party to commit any of the acts described in clauses (iii) or (iv) above, or (vi) indictment for, conviction of, or entry of a plea of no contest with respect to, any felony. The Participant shall be considered to have been terminated for Cause if the Company determines, in its sole discretion, within 30 days after the Participant’s resignation or the cessation or termination of the Participant’s Business Relationship with the Company, that discharge for Cause was warranted.

7. Payment of Withholding Taxes.

It shall be a condition to exercising an Option that, and no shares will be issued pursuant to the exercise of the Option unless and until, the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of the Option.

Schedule

Schedule I – Form of Notice of Exercise

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